SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                          DATE OF REPORT: MAY 19, 2003



                        SUPERCONDUCTIVE COMPONENTS, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




     Ohio                          0-31641                   31-0121318
----------------             ---------------------       ----------------------
(STATE OR OTHER              (COMMISSION FILE NO.)          (IRS EMPLOYER
JURISDICTION OF                                          IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)



                             1145 Chesapeake Avenue
                              Columbus, Ohio 43212
                                 (614) 486-0261
               --------------------------------------------------
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



                                 Not Applicable
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 7. EXHIBITS.

         (C)      EXHIBITS.

             Exhibit No.                 Description

                 99 Press Release, dated May 16, 2003, entitled "SUPERCONDUCTIVE COMPONENTS, INC. ANNOUNCES FIRST QUARTER RESULTS."

ITEM 9.  REGULATION FD DISCLOSURE

         On May 16, 2003, Superconductive Components, Inc. (the "Company") issued a press release entitled, "SUPERCONDUCTIVE COMPONENTS, INC. ANNOUNCES FIRST QUARTER RESULTS" regarding its financial results for the three months ending March 31, 2003. A copy of the Company's press release is attached as
Exhibit 99 to this Form 8-K and is incorporated herein by reference. The information contained in this report on Form 8-K is being furnished pursuant to
Item 12 under Item 9 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SUPERCONDUCTIVE COMPONENTS, INC.


Date:  May 19, 2003                      By:   /s/ Daniel Rooney
                                               ---------------------------------
                                               Daniel Rooney, President and
                                                Chief Executive Officer

                                  EXHIBIT INDEX

             Exhibit No.                     Description

                 99 Press Release, dated May 16, 2003, entitled "SUPERCONDUCTIVE COMPONENTS, INC. ANNOUNCES FIRST QUARTER RESULTS."